Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Income Statement [Abstract]
Revenue	$ 0	$ 0
Cost of Revenue	0	0
Gross Profit	0	0
Operating Expenses
General and administrative	148,280	138,306
Total Operating Expenses	148,280	138,306
Other Income (Expense)
Total Other Income (Expense)	0	0
Loss before Income Taxes	(148,280)	(138,306)
Provision for Income Tax	0	0
Net Loss	$ (148,280)	$ (138,306)